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                                                   Filed pursuant to Rule 497(e)
                                                 Registration File No. 333-66807

                                E*TRADE BOND FUND

                          Supplement dated May 24, 2004
                     to the Prospectus dated April 29, 2004

On May 18, 2004, the Board of Trustees of E*TRADE Funds approved a Plan of Liquidation for the E*TRADE Bond Fund ("Fund") whereby the Fund will liquidate its assets and make a final distribution to its shareholders. The Plan of Liquidation for the Fund contemplates that: all assets of the Fund will be sold; all claims, obligations and expenses of the Fund will be paid; and the Fund will distribute pro rata to each of its shareholders of record on the date of liquidation all of the remaining assets of the Fund without the imposition of the redemption fee or similar charge. The date of liquidation of the Fund is anticipated to be on or about June 25, 2004.

As a result, effective May 24, 2004, the Fund will be closed both to new investors and to new investments by existing shareholders of the Fund. Accordingly, E*TRADE Funds no longer accepts orders to purchase any shares of the Fund.

Existing shareholders of the Fund may redeem or exchange shares of the Fund for shares of any other series of E*TRADE Funds, subject to that fund's minimum initial investment requirements, before June 25, 2004. Existing shareholders electing to redeem Fund shares will not be subject to any redemption fee or other charge.

You may obtain a copy of the Prospectus of the Fund or any other series of E*TRADE Funds without charge at our Web site (www.etrade.com). Information on the Web site is not incorporated by reference into the Prospectus unless specifically noted.